UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported):   July 26, 1996


                        21ST CENTURY WIRELESS GROUP, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


            Nevada                      0-27770                  41-1824951
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               File Number)           identification No.)


406 Gateway Boulevard, Burnsville, Minnesota  55337
   (Address of principal executive offices)


Issuer's telephone number  (612) 890-8800



                                TABLE OF CONTENTS

                                                                     PAGE
Item 1.  Changes in Control of Registrant............................  1

Item 2.  Acquisition or Disposition of Assets........................  1

Item 3.  Bankruptcy or Receivership..................................  1

Item 4.  Changes in Registrant's Certifying Accountant...............  1

Item 5.  Other Events................................................  2

Item 6.  Resignations of Registrant's Directors......................  2

Item 7.  Financial Statements and Exhibits...........................  2

Item 8.  Change in Fiscal Year.......................................  2

SIGNATURE    ........................................................  3



Item 1.  Change in Control of Registrant.......................  Not Applicable

Item 2.  Acquisition or Disposition of Assets..................  Not Applicable

Item 3.  Bankruptcy or Receivership............................  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.........  NoT Applicable

Item 5.  Other Events.......................................... On July 26, 1996
the Company signed a letter of intent to acquire substantially all of the assets of Currie Communications Company, of West Memphis, Arkansas ( Currie's) for a combination of cash and the Company's stock. Currie operates a "Specialized Mobile Radio" dealership in the West Memphis area. Curries assets include communications inventory and service equipment.

The acquisition of Currie is subject to negotiation and execution of a definitive agreement and other contingencies.

The Board of directors of 21ST CENTURY WIRELESS GROUP, INC. (the "Company") approved a 3 for 2 stock split for shareholders of record on September 1, 1996..

Effective September 16, 1996, Mr. Kenneth B. Thomson announced his resignation of Board Chairman of 21ST CENTURY WIRELESS GROUP, INC. Mr. Thomson will remain on the Board as one of its Directors. Mr. Thomson, who has served as Chairman since the Company's inception, will be devoting most of his time to other business opportunities.

The Board of Directors elected James E. Lafayette to the position of Chairman and Chief Executive Officer. Previously, Mr. Lafayette served as President and Chief Executive Officer of the Company. At the same meeting, the Company elected Rodney H. Hutt as its President and Chief Operating Officer. Previously Mr. Hutt was Executive Vice President and Chief Operating Officer.

Item 6.  Resignation of Registrant's Directors.................  Not Applicable

Item 7.  Financial Statements and Exhibits.....................  Not Applicable

Item 8.  Change in Fiscal Year.................................  Not Applicable

Exhibits:  The following exhibits are filed herewith.  None




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   21ST CENTURY WIRELESS GROUP, INC.


                                   By: /s/   Stephen J. Mocol
                                       ----------------------------------------
                                       Stephen J. Mocol
                                       Vice President & Chief Financial Officer